UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 523-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 26, 2005, upon the recommendation of the Nominating and Corporate Governance Committee, Raymond A. Burgess was elected to the Board of Directors of Zoran.  Mr. Burgess was also elected to the Audit Committee of the Board of Directors.

Zoran’s press release announcing Mr. Burgess’s election is attached hereto as Exhibit 99.1

Item 5.03.                              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 26, 2005, the Board of Directors amended Article IV, Section 15 of the Company’s Bylaws to provide that the authorized number of directors shall be increased from seven (7) to eight (8).

Item 9.01.                              Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Zoran Corporation dated April 27, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005	ZORAN CORPORATION

	By:	/s/ Karl Schneider
Karl Schneider
Senior Vice President of Finance and
Chief Financial Officer

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